Context Insurance Linked Income Fund

(the “Fund”)

Class A Shares: ILSAX	Class C Shares: ILSCX	Institutional Shares: ILSIX

May 10, 2019

The information in this Supplement amends certain information contained in the Fund’s Summary Prospectus, Prospectus and SAI dated December 29, 2018.

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On July 9, 2019, the Fund’s investment objective will change as follows:

Old Investment Objective: The Fund’s investment objective is total return.

New Investment Objective: The Fund’s investment objective is to seek current income.

Effective May 10, 2019, the following information replaces the section of the Fund’s Prospectus entitled “Dividends, Distributions and Taxes - Dividends and Distributions”:

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Fund declares, have ex-dates and pay dividends on investment income, if any, monthly.

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You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 29, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.